UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2026

Insperity, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-13998	76-0479645
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
19001 Crescent Springs Drive
Kingwood, Texas 77339
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 358-8986

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	NSP	New York Stock Exchange
NYSE Texas
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under The Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under The Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On May 18, 2026, as described in Item 5.07 below, the stockholders of the Company approved the Second Amendment (“Second Amendment”) to the Insperity, Inc. Incentive Plan, as amended and restated effective May 22, 2023, and as further amended effective May 20, 2025 (the “Plan”). All employees of the Company and its subsidiaries, including its executive officers, and non-employee directors of the Company are eligible for awards under the Plan. The Second Amendment amended the Plan to increase the number of shares of the Company’s common stock reserved for issuance under the Plan by 1,620,000 shares.

For additional information regarding the Second Amendment, please see the summary of the Second Amendment included in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 14, 2026 (the “Proxy Statement”) under “Proposal Number 3: Approval of the Second Amendment to the Insperity, Inc. Incentive Plan,” which summary is incorporated herein by reference. The summary does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

    On May 18, 2026, the Company held its 2026 Annual Meeting at its corporate headquarters in Kingwood, Texas. The results of the matters submitted to a vote of the stockholders at the 2026 Annual Meeting were as follows:

(i)To elect the persons named below as Class I directors for a term expiring at the 2029 annual meeting of stockholders:

Director	For	Against	Abstain	Broker Non-Votes

Timothy T. Clifford	31,074,382	1,797,101	13,699	2,997,649
Ellen H. Masterson	31,649,849	821,610	413,723	2,997,649
Latha Ramchand	32,120,159	749,697	15,326	2,997,649
W. Philip Wilmington	32,433,930	436,683	14,569	2,997,649

(ii)To cast an advisory vote to approve the Company's executive compensation:

For	Against	Abstain	Broker Non-Votes

30,946,800	1,880,665	57,716	2,997,649

(iii)To approve the Second Amendment to the Insperity, Inc. Incentive Plan:

For	Against	Abstain	Broker Non-Votes

30,285,794	2,536,874	62,513	2,997,649

(iv)To ratify the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2026:

For	Against	Abstain

33,873,189	1,986,519	23,123

Item 9.01. Financial Statements and Exhibits

(d)Exhibits

Number	Exhibit
10.1	Second Amendment to the Insperity, Inc. Incentive Plan.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPERITY, INC.

By:	/s/ Christian P. Callens
Christian P. Callens
Senior Vice President of Legal, General Counsel and Secretary

Date: May 20, 2026